UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2008

CONSTELLATION ENERGY GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

1-12869	52-1964611
(Commission File Number)	(IRS Employer Identification No.)

Maryland

(State or Other Jurisdiction of Incorporation)

100 Constellation Way, Baltimore, MD	21202
(Address of Principal Executive Offices)	(Zip Code)

(410) 470-2800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 31, 2008, the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with regard to the proposed merger transaction between Constellation Energy Group, Inc. (the “Company”) and MidAmerican Energy Holdings Company (“MidAmerican”). On November 3, 2008, the Company and MidAmerican issued a joint press release announcing this event. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

(d)

Exhibit 99.1	Joint Press Release, dated November 3, 2008.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 3, 2008.

CONSTELLATION ENERGY GROUP, INC.

/s/ Charles A. Berardesco
By:	Charles A. Berardesco
Its:	Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary